EXHIBIT 10.1

COMMITMENT INCREASE AGREEMENT

This Commitment Increase Agreement dated as of August 30, 2012 (this "Agreement")  is among  (i) KIRBY CORPORATION  (the "Borrower"),  (ii) JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent (the "Agent") under the Second Amended and Restated Credit Agreement dated as of November 9, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Banks party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent, Wells Fargo Bank, N.A. and Bank of America, N.A., as Syndication Agents, and The Bank of Tokyo Mitsubishi UFJ, Ltd. and The Northern Trust Company, as Documentation  Agents, and (iii) JPMORGAN CHASE BANK, N.A. (the "Increasing Bank").  Capitalized terms that are defined in the Credit Agreement and not defined herein are used herein as therein defined.
PRELIMINARY STATEMENTS

A.        Pursuant to Section 2.17 of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the total Commitments  under the Credit Agreement  by agreeing  with a Bank to increase that Bank's Commitment.

B.         The Borrower has given notice to the Agent of its intention to increase the total  Commitments   pursuant  to  such  Section  2.17  by  increasing  the  Commitment  of  the Increasing Bank from $45,000,000 to $60,000,000, and the Agent is willing to consent thereto.

Accordingly, the parties hereto agree as follows:

SECTION  1.   Increase of Commitment.   Pursuant to Section 2.17 of the Credit Agreement, the Commitment  of the Increasing Bank is hereby increased from $45,000,000  to $60,000,000.

SECTION  2. Consent.  The  Agent  hereby  consents  to  the increase  in  the Commitment of the Increasing Bank effectuated hereby.

SECTION  3.    Increasing Bank Credit Decision.    The Increasing Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank and based on the financial  statements referred to in Section 5.01 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to agree to the various matters set forth herein. The Increasing Bank also acknowledges that it will, independently and without reliance upon the Agent  or  any  other  Bank  and  based  on  such  documents  and  information  as  it  shall  deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

SECTION 4.  Representation and Warranties of the Borrower.  The Borrower represents and warrants as follows:

(a)       The   execution,   delivery   and   performance   by   the  Borrower   of  this Agreement are within the Borrower's corporate powers, have been duly authorized by all necessary   corporate   action   and   do  not   contravene   (i) the   Borrower's    articles  of incorporation or by-laws or (ii) any indenture, loan agreement or other similar agreement or instrument binding on the Borrower, except for such contraventions  that will not have a Material Adverse Effect on either the Borrower individually or the Borrower and its Subsidiaries, taken as a whole.

(b)       No  authorization,   consent  or  approval  any  Governmental  Authority  is required for the valid execution, delivery and performance by the Borrower of this Agreement other than those the failure to obtain will not have a Material Adverse Effect on either the Borrower or the Borrower and its Subsidiaries, taken as a whole.

(c)        This Agreement constitutes a valid and binding agreement of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy,  insolvency,  reorganization,  moratorium or similar  laws affecting creditors' rights generally and equitable principles of general applicability.

(d)       The aggregate amount of the Commitments under the Credit Agreement, including any increases pursuant to Section 2.17 thereof, does not exceed $325,000,000.

(e)        No Default, Event of Default or Material Adverse Effect has occurred and is continuing.

SECTION  5.  Expenses.   The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation,  negotiation, execution and delivery of this Agreement,  including,  without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

SECTION  6.   Effectiveness.    This Agreement shall  become effective  upon the receipt by the Agent of the following:

(a)        counterparts of, or telecopied signature pages of, this Agreement executed by the Borrower, the Agent and the Increasing Bank;

(b)        if requested by the Agent, a certified copy of the resolutions of the Board of Directors of the Borrower approving the increase in the Commitment in a form reasonably acceptable to the Agent; and

(c)        if requested by the Agent, a legal opinion from counsel to the Borrower in a form reasonably acceptable to the Agent.

SECTION  7.    Governing  Law.    This  Agreement  shall  be  governed  by,  and construed in accordance with, the laws of the State of Texas.

SECTION  8.   Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which may be delivered in original or facsimile form and when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized, as of the date first above written.

BORROWER:

KIRBY CORPORATION

By:	/s/ Renato Castro
Name:	Renato Castro
Title:	Treasurer

AGENT:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Robert L. Mendoza
Name:	Robert L. Mendoza
Title:	Senior Vice President

INCREASING BANK:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Robert L. Mendoza
Name:	Robert L. Mendoza
Title:	Senior Vice President

COMMITMENT INCREASE AGREEMENT

This Commitment Increase Agreement dated as of August 30, 2012 (this "Agreement")  is among  (i) KIRBY  CORPORATION  (the "Borrower"),  (ii) JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent (the "Agent") under the Second Amended and Restated Credit Agreement dated as of November 9, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Banks party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent, Wells Fargo Bank, N.A. and Bank of America, N.A., as Syndication Agents, and The Bank of Tokyo Mitsubishi UFJ, Ltd. and The Northern Trust Company, as Documentation  Agents, and (iii) BANK OF AMERICA, N.A. (the "Increasing Bank"). Capitalized terms that are defined in the Credit Agreement and not defined herein are used herein as therein defined.
PRELIMINARY STATEMENTS

A.        Pursuant to Section 2.17 of the Credit Agreement,  the Borrower has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the total Commitments  under the Credit Agreement  by agreeing  with a Bank to increase that Bank's Commitment.

B.        The Borrower has given notice to the Agent of its intention to increase the total Commitments  pursuant to such Section 2.17 by increasing the Commitment of the Increasing Bank from $45,000,000 to $60,000,000, and the Agent is willing to consent thereto.

Accordingly, the parties hereto agree as follows:

SECTION  1.   Increase of Commitment.   Pursuant to Section  2.17 of the Credit Agreement,  the Commitment  of the Increasing  Bank is hereby increased  from $45,000,000  to $60,000,000.

SECTION 2.     Consent. The Agent hereby consents to the increase in the Commitment of the Increasing Bank effectuated hereby.

SECTION  3.    Increasing  Bank Credit Decision.    The Increasing Bank acknowledges that it has, independently  and without reliance upon the Agent or any other Bank and based on the financial statements  referred  to in Section 5.01 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to agree to the various matters set forth herein. The Increasing Bank also acknowledges that it will, independently and without reliance upon the Agent  or  any  other  Bank  and  based  on  such  documents  and  information  as  it  shall  deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

SECTION 4.  Representation and Warranties of the Borrower.  The Borrower represents and warrants  as follows:

(a)        The   execution,   delivery   and  performance   by  the   Borrower  of  this Agreement are within the Borrower's  corporate powers, have been duly authorized by all necessary   corporate   action   and  do  not   contravene   (i) the   Borrower's  articles  of incorporation or by-laws or (ii) any indenture, loan agreement or other similar agreement or instrument binding on the Borrower, except for such contraventions  that will not have a Material Adverse Effect on either the Borrower individually or the Borrower and its Subsidiaries, taken as a whole.

(b)       No  authorization,  consent  or  approval  any  Governmental  Authority  is required for the valid execution, delivery and performance by the Borrower of this Agreement other than those the failure to obtain will not have a Material Adverse Effect on either the Borrower or the Borrower and its Subsidiaries, taken as a whole.

(c)        This Agreement constitutes a valid and binding agreement of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy,  insolvency,  reorganization,  moratorium or similar  laws affecting creditors' rights generally and equitable principles of general applicability.

(d)       The aggregate amount of the Commitments under the Credit Agreement, including any increases pursuant to Section 2.17 thereof, does not exceed $325,000,000.

(e)       No Default, Event of Default or Material Adverse Effect has occurred and is continuing.

SECTION  5.  Expenses.   The Borrower agrees to pay on demand all reasonable costs and expenses  of the Agent in connection with the preparation,  negotiation,  execution and delivery of this Agreement,  including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

SECTION  6.   Effectiveness.   This Agreement  shall  become  effective  upon the receipt by the Agent of the following:

(a)        counterparts of, or telecopied signature pages of, this Agreement executed by the Borrower, the Agent and the Increasing Bank;

(b)       if requested by the Agent, a certified copy of the resolutions of the Board of Directors of the Borrower approving the increase in the Commitment in a form reasonably acceptable to the Agent; and

(c)        if requested by the Agent, a legal opinion from counsel to the Borrower in a form reasonably acceptable to the Agent.

SECTION  7.    Governing  Law.    This  Agreement  shall  be  governed  by,  and construed in accordance with, the laws of the State ofTexas.

SECTION  8.   Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which may be delivered in original or facsimile form and when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized, as of the date first above written.

BORROWER:

KIRBY CORPORATION

By:	/s/ Renato Castro
Name:	Renato Castro
Title:	Treasurer

AGENT:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Robert L. Mendoza
Name:	Robert L. Mendoza
Title:	Senior Vice President

INCREASING BANK:

BANK OF AMERICA, N.A.

By:	/s/ David L. McCauley
Name:	David L. McCauley
Title:	Senior Vice President

COMMITMENT INCREASE AGREEMENT

This Commitment Increase Agreement dated as of August 30, 2012 (this "Agreement") is among (i) KIRBY CORPORATION (the "Borrower"), (ii) JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent (the "Agent") under the Second Amended and Restated Credit Agreement dated as of November 9, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Banks party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent, Wells Fargo Bank, N.A. and Bank of America, N.A., as Syndication Agents, and The Bank of Tokyo Mitsubishi UFJ,  Ltd. and The Northern Trust Company, as Documentation Agents, and (iii) WELLS FARGO BANK, N.A. (the "Increasing Bank"). Capitalized terms that are defined in the Credit Agreement and not defined herein are used herein as therein defined.

PRELIMINARY STATEMENTS

A.   Pursuant  to Section 2.17 of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the total Commitments under the Credit Agreement by agreeing with a Bank to increase that Bank's Commitment.

B.   The Borrower has given notice to the Agent of its intention to increase the total Commitments pursuant to such Section 2.17 by increasing the Commitment of the Increasing Bank from $35,000,000 to $47,000,000, and the Agent is willing to consent thereto.

Accordingly, the parties hereto agree as follows:

SECTION  1.   Increase  of Commitment. Pursuant to Section 2.17 of the Credit Agreement, the Commitment  of the Increasing  Bank is hereby increased  from $35,000,000  to $47,000,000.

SECTION  2.  Consent. The Agent hereby consents to  the increase  in  the Commitment of the Increasing Bank effectuated hereby.

SECTION  3.  Increasing  Bank Credit Decision.   The Increasing Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank and based on the financial statements referred to in Section 5.01 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to agree to the various matters set forth herein. The Increasing Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank and based on such documents  and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

SECTION 4.  Representation and Warranties of the Borrower. The Borrower represents and warrants as follows:

(a)    The execution, delivery and performance by the Borrower of this Agreement are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the  Borrower's articles of incorporation  or by-laws or (ii) any indenture, loan agreement or other similar agreement or instrument binding on the Borrower, except for such contraventions  that will not have a Material Adverse Effect on either the Borrower individually or the Borrower and its Subsidiaries, taken as a whole.

(b)          No authorization, consent or approval any Governmental Authority is required for the valid execution, delivery and performance by the Borrower of this Agreement other than those the failure to obtain will not have a Material Adverse Effect on either the Borrower or the Borrower and its Subsidiaries, taken as a whole.

(c)   This Agreement constitutes a valid and binding agreement of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy,  insolvency,  reorganization,  moratorium  or similar  laws affecting creditors' rights generally and equitable principles of general applicability.

(d)   The aggregate  amount of the Commitments  under the Credit Agreement, including any increases pursuant to Section 2.17 thereof, does not exceed $325,000,000.

(e)   No Default, Event of Default or Material Adverse Effect has occurred and is continuing.

SECTION  5.  Expenses.  The Borrower agrees to pay on demand all reasonable costs and expenses  of the Agent in connection  with the preparation, negotiation,  execution and delivery of this Agreement,  including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

SECTION  6.   Effectiveness.  This Agreement  shall  become  effective  upon the receipt by the Agent of the following:

(a)   counterparts  of, or telecopied signature pages of, this Agreement executed by the Borrower, the Agent and the Increasing Bank;

(b)   if requested by the Agent, a certified copy of the resolutions of the Board of  Directors of the Borrower approving the increase in the Commitment in  a form reasonably acceptable to the Agent; and

(c)   if requested by the Agent, a legal opinion from counsel to the Borrower in a form reasonably acceptable to the Agent.

SECTION   7.    Governing  Law.   This Agreement shall be governed by, and construed in accordance  with, the laws of the State of Texas.

SECTION  8.   Execution in Counterparts.   This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which may be delivered  in original or facsimile form and when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized, as of the date first above written.

BORROWER:

KIRBY CORPORATION

By:	/s/ Renato Castro
Name:	Renato Castro
Title:	Treasurer

AGENT:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Robert L. Mendoza
Name:	Robert L. Mendoza
Title:	Senior Vice President

INCREASING BANK:

WELLS FARGO BANK, N.A.

By:	/s/ Warren R. Robs
Name:	Warren R. Robs
Title:	Vice President

COMMITMENT INCREASE AGREEMENT

This Commitment Increase Agreement dated as of August 30, 2012 (this "Agreement")  is among  (i) KIRBY  CORPORATION  (the "Borrower"), (ii) JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent (the "Agent") under the Second Amended and Restated Credit Agreement dated as of November 9, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Banks party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent, Wells Fargo Bank, N.A. and Bank of America, N.A., as Syndication Agents, and The Bank ofTokyo Mitsubishi UFJ, Ltd. and The Northern Trust Company, as Documentation Agents, and (iii) THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. (the "Increasing Bank").  Capitalized terms that are defined in the Credit Agreement and not defined herein are used herein as therein defined.

PRELIMINARY STATEMENTS

A.        Pursuant  to Section 2.17 of the Credit Agreement,  the Borrower has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the  total Commitments  under the Credit  Agreement  by agreeing  with a Bank to increase that Bank's  Commitment.

B.        The Borrower has given notice to the Agent of its intention to increase the total Commitments  pursuant to such Section 2.17 by increasing the Commitment  of the Increasing Bank from $35,000,000 to $47,000,000, and the Agent is willing to consent thereto.

Accordingly, the parties hereto agree as follows:

SECTION  1.   Increase of Commitment.  Pursuant to Section  2.17 of the Credit Agreement, the Commitment  of the Increasing  Bank is hereby increased  from $35,000,000  to $47,000,000.

SECTION  2.   Consent.    The  Agent  hereby  consents  to  the  increase  m the Commitment of the Increasing Bank effectuated hereby.

SECTION 3. Increasing Bank Credit Decision. The Increasing Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank and based on the financial statements referred to in Section 5.01 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to agree to the various matters set forth herein. The Increasing Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

SECTION 4.  Representation and Warranties of the Borrower.  The Borrower represents and warrants as follows:

(a)       The   execution,   delivery   and   performance   by  the   Borrower   of  this Agreement are within the Borrower's corporate powers, have been duly authorized by all necessary   corporate   action   and   do   not   contravene   (i) the   Borrower's  articles  of incorporation or by-laws or (ii) any indenture, loan agreement or other similar agreement or instrument  binding on the Borrower, except for such contraventions  that will not have a Material Adverse Effect on either the Borrower individually or the Borrower and its Subsidiaries, taken as a whole.

(b)       No authorization, consent or approval any Governmental Authority is required for the valid execution, delivery and performance by the Borrower of this Agreement other than those the failure to obtain will not have a Material Adverse Effect on either the Borrower or the Borrower and its Subsidiaries, taken as a whole.

(c)        This Agreement constitutes a valid and binding agreement of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy,  insolvency,  reorganization,  moratorium  or similar  laws affecting creditors' rights generally and equitable principles of general applicability.

(d)       The aggregate amount of the Commitments under the Credit Agreement, including any increases pursuant to Section 2.17 thereof, does not exceed $325,000,000.

(e)        No Default, Event of Default or Material Adverse Effect has occurred and is continuing.

SECTION  5.  Expenses.   The Borrower agrees to pay on demand all reasonable costs and expenses  of the Agent in connection  with the preparation, negotiation,  execution and delivery of this Agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

SECTION  6.   Effectiveness.    This Agreement  shall  become effective  upon the receipt by the Agent of the following:

(a)        counterparts  of, or telecopied signature pages of, this Agreement executed by the Borrower, the Agent and the Increasing Bank;

(b)        if requested by the Agent, a certified copy of the resolutions of the Board of Directors of the Borrower approving the increase in the Commitment in a form reasonably acceptable to the Agent; and

(c)        if requested by the Agent, a legal opinion from counsel to the Borrower in a form reasonably acceptable to the Agent.

SECTION   7.    Governing  Law.    This  Agreement  shall  be  governed  by,  and construed in accordance  with, the laws of the State of Texas.

SECTION  8.   Execution  in Counterparts.   This Agreement  may  be executed in any  number  of counterparts  and  by different  parties  hereto  in separate  counterparts,  each of which may be delivered in original or facsimile form and when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[Signatures on following page]

IN WITNESS WHEREOF. the parties hereto have caused this Agreement to be executed  by their respective  officers  thereunder duly authorized. as of the date first above written.

BORROWER:

KIRBY CORPORATION

By:	/s/ Renato Castro
Name:	Renato Castro
Title:	Treasurer

AGENT:

JPMORGAN CHASE BANK. N.A.,
as Administrative Agent

By:	/s/ Robert L. Mendoza
Name:	Robert L. Mendoza
Title:	Senior Vice President

INCREASING BANK:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Lawerence Elkins
Name:	Lawerence Elkins
Title:	Vice President

COMMITMENT INCREASE AGREEMENT

This Commitment Increase Agreement dated as of August 30, 2012 (this "Agreement")  is among  (i) KIRBY  CORPORATION  (the  "Borrower"),  (ii) JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent (the "Agent") under the Second Amended and Restated Credit Agreement dated as of November 9, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Banks party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent, Wells Fargo Bank, N.A. and Bank of America, N.A., as Syndication Agents, and The Bank of Tokyo Mitsubishi UFJ, Ltd. and The Northern Trust Company, as Documentation Agents, and (iii) THE NORTHERN TRUST COMPANY (the "Increasing Bank").  Capitalized terms that are defined in the Credit Agreement and not defined herein are used herein as therein defined.

PRELIMINARY STATEMENTS

A.        Pursuant to Section 2.17 of the Credit Agreement,  the Borrower has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the total Commitments  under the Credit Agreement  by agreeing  with a Bank to increase that Bank's Commitment.

B.        The Borrower has given notice to the Agent of its intention to increase the total Commitments pursuant to such Section 2.17 by increasing the Commitment of the Increasing Bank from $35,000,000 to $45,500,000, and the Agent is willing to consent thereto.

Accordingly, the parties hereto agree as follows:

SECTION  1.   Increase of Commitment.   Pursuant to Section 2.17 of the Credit Agreement, the Commitment  of the Increasing Bank is hereby increased from $35,000,000  to $45,500,000.

SECTION  2.   Consent. The  Agent  hereby  consents  to  the  increase  in  the Commitment of the Increasing Bank effectuated hereby.

SECTION  3.    Increasing Bank Credit Decision.    The Increasing Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank and based on the financial  statements  referred to in Section 5.01 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to agree to the various matters set forth herein. The Increasing Bank also acknowledges that it will, independently and without reliance upon the Agent  or  any  other  Bank  and  based  on  such  documents  and  information  as  it  shall  deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

SECTION 4.  Representation and Warranties of the Borrower.  The Borrower represents and warrants as follows:

(a)        The   execution,   delivery   and   performance   by  the   Borrower   of  this Agreement are within the Borrower's corporate powers, have been duly authorized by all necessary   corporate   action   and   do   not   contravene   (i) the   Borrower's  articles   of incorporation or by-laws or (ii) any indenture, loan agreement or other similar agreement or instrument binding on the Borrower, except for such contraventions that will not have a Material Adverse Effect on either the Borrower individually or the Borrower and its Subsidiaries, taken as a whole.

(b)        No authorization, consent or approval any Governmental Authority is required for the valid execution, delivery and performance by the Borrower of this Agreement other than those the failure to obtain will not have a Material Adverse Effect on either the Borrower or the Borrower and its Subsidiaries, taken as a whole.

(c)        This Agreement constitutes a valid and binding agreement of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy,  insolvency,  reorganization,  moratorium  or similar  laws affecting  creditors' rights generally and equitable principles of general applicability.

(d)       The aggregate amount of the Commitments under the Credit Agreement, including any increases pursuant to Section 2.17 thereof, does not exceed $325,000,000.

(e)       No Default, Event of Default or Material Adverse Effect has occurred and is continuing.

SECTION  5.  Expenses.   The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection  with the preparation,  negotiation, execution and delivery of this Agreement,  including,  without limitation,  the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

SECTION  6.   Effectiveness.    This Agreement  shall  become  effective  upon the receipt by the Agent of the following:

(a)        counterparts  of, or telecopied signature pages of, this Agreement executed by the Borrower, the Agent and the Increasing Bank;

(b)        if requested by the Agent, a certified copy of the resolutions of the Board of Directors of the Borrower approving the increase in the Commitment in a form reasonably acceptable to the Agent; and

(c)        if requested by the Agent, a legal opinion from counsel to the Borrower in a form reasonably acceptable to the Agent.

SECTION   7.    Governing  Law.    This  Agreement  shall  be  governed  by,  and construed in accordance with, the laws of the State of Texas.

SECTION  8.   Execution  in Counterparts.   This Agreement  may be executed in any  number  of  counterparts  and  by different  parties  hereto  in separate  counterparts,  each of  which may be delivered in original or facsimile form and when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed  by their respective officers thereunder duly authorized. as of the date first above written.

BORROWER:

KIRBY CORPORATION

By:	/s/ Renato Castro
Name:	Renato Castro
Title:	Treasurer

AGENT:

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By:	/s/ Robert L. Mendoza
Name:	Robert L. Mendoza
Title:	Senior Vice President

INCREASING BANK:

THE NORTHERN TRUST COMPANY

By:	/s/ Keith L. Burson
Name:	Keith L. Burson
Title:	Vice President

COMMITMENT INCREASE AGREEMENT

This Commitment Increase Agreement dated as of August 30, 2012 (this "Agreement")  is  among  (i) KIRBY  CORPORATION  (the  "Borrower"),  (ii) JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent (the "Agent") under the Second Amended and Restated Credit Agreement dated as of November 9, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Banks party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent, Wells Fargo Bank, N.A. and Bank of America, N.A., as Syndication Agents, and The Bank of Tokyo Mitsubishi  UFJ, Ltd. and The Northern Trust Company,  as Documentation  Agents, and (iii) BRANCH BANKING AND TRUST COMPANY (the "Increasing Bank").  Capitalized terms that are defined in the Credit Agreement and not defined herein are used herein as therein defined.
PRELIMINARY STATEMENTS

A.        Pursuant  to Section 2.17 of the Credit Agreement,  the Borrower has the right, subject to the terms and conditions  thereof, to effectuate from time to time an increase in the total Commitments  under  the Credit  Agreement  by agreeing  with a Bank to increase that Bank's Commitment.

B.        The Borrower has given notice to the Agent of its intention to increase the total Commitments  pursuant to such Section 2.17 by increasing  the Commitment  of the Increasing Bank from $20,000,000 to $26,000,000, and the Agent is willing to consent thereto.

Accordingly, the parties hereto agree as follows:

SECTION  1.   Increase of Commitment.   Pursuant to Section  2.17 of the Credit Agreement,  the Commitment  of the Increasing  Bank is hereby increased  from $20,000,000  to $26,000,000.

SECTION  2.    Consent.   The  Agent  hereby  consents  to  the  increase  m  the Commitment of the Increasing Bank effectuated hereby.

SECTION  3.    Increasing  Bank Credit Decision.    The Increasing Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank and based on the financial statements referred to in Section 5.01 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to agree to the various matters set forth herein. The Increasing Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

SECTION 4.  Representation and Warranties of the Borrower.  The Borrower represents and warrants as follows:

(a)       The   execution,   delivery   and  performance   by   the   Borrower   of  this Agreement are within the Borrower's  corporate powers, have been duly authorized by all necessary   corporate   action   and   do   not   contravene   (i) the   Borrower's  articles  of incorporation or by-laws or (ii) any indenture, loan agreement or other similar agreement or instrument binding on the Borrower, except for such contraventions  that will not have a Material Adverse Effect on either the Borrower individually or the Borrower and its Subsidiaries, taken as a whole.

(b)        No authorization, consent or approval any Governmental Authority is required for the valid execution, delivery and performance by the Borrower of this Agreement other than those the failure to obtain will not have a Material Adverse Effect on either the Borrower or the Borrower and its Subsidiaries, taken as a whole.

(c)        This Agreement constitutes a valid and binding agreement of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency,  reorganization,  moratorium  or similar  laws affecting creditors' rights generally and equitable principles of general applicability.

(d)       The aggregate amount of the Commitments under the Credit Agreement, including any increases pursuant to Section 2.17 thereof, does not exceed $325,000,000.

(e)       No Default, Event of Default or Material Adverse Effect has occurred and is continuing.

SECTION 5.  Expenses.  The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, negotiation, execution and delivery of this Agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

SECTION  6.   Effectiveness.    This Agreement  shall  become  effective  upon the receipt by the Agent of the following:

(a)        counterparts of, or telecopied signature pages of, this Agreement executed by the Borrower, the Agent and the Increasing Bank;

(b)       if requested by the Agent, a certified copy of the resolutions of the Board of Directors of the Borrower approving the increase in the Commitment in a form reasonably acceptable to the Agent; and

(c)        if requested by the Agent, a legal opinion from counsel to the Borrower in a form reasonably acceptable to the Agent.

SECTION  7.    Governing  Law.    This  Agreement  shall  be  governed  by,  and construed in accordance with, the laws of the State of Texas.

SECTION  8.   Execution in Counterparts.   This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which may be delivered in original or facsimile form and when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized, as of the date first above written.

BORROWER:

KIRBY CORPORATION

By:	/s/ Renato Castro
Name:	Renato Castro
Title:	Treasurer

AGENT:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Robert L. Mendoza
Name:	Robert L. Mendoza
Title:	Senior Vice President

INCREASING BANK:

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Brian R. Jones
Name:	Brian R. Jones
Title:	Vice President

COMMITMENT INCREASE AGREEMENT

This Commitment Increase Agreement dated as of August 30, 2012 (this "Agreement")  is among  (i) KIRBY  CORPORATION  (the "Borrower"),  (ii) JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent (the "Agent") under the Second Amended and Restated Credit Agreement dated as of November 9, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Banks party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent, Wells Fargo Bank, N.A. and Bank of America, N.A., as Syndication Agents, and The Bank of Tokyo Mitsubishi  UFJ, Ltd. and The Northern Trust Company, as Documentation  Agents, and (iii) AMEGY BANK NATIONAL ASSOCIATION (the "Increasing Bank").  Capitalized terms that are defined in the Credit Agreement and not defined herein are used herein as therein defined.
PRELIMINARY STATEMENTS

A.        Pursuant to Section 2.17 of the Credit Agreement,  the Borrower has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the total Commitments  under the Credit Agreement  by agreeing  with a Bank to increase that Bank's Commitment.

B.        The Borrower has given notice to the Agent of its intention to increase the total Commitments  pursuant to such Section 2.17 by increasing the Commitment of the Increasing Bank from $15,000,000 to $19,500,000, and the Agent is willing to consent thereto.

Accordingly, the parties hereto agree as follows:

SECTION  I.   Increase of Commitment.   Pursuant to Section  2.17 of the Credit Agreement, the Commitment  of the Increasing Bank is hereby increased from $15,000,000  to $19,500,000.

SECTION  2.   Consent.    The Agent hereby consents to the  increase in the Commitment of the Increasing Bank effectuated hereby.

SECTION  3.    Increasing Bank Credit Decision.    The Increasing Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank and based on the financial statements  referred to in Section 5.01 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to agree to the various matters set forth herein. The Increasing Bank also acknowledges that it will, independently and without reliance upon the Agent  or  any  other  Bank  and  based  on  such  documents  and  information  as  it  shall  deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

SECTION 4.  Representation and Warranties of the Borrower.  The Borrower represents and warrants as follows:

(a)       The  execution,   delivery   and  performance   by   the  Borrower  of  this Agreement are within the Borrower's  corporate powers, have been duly authorized by all necessary   corporate   action  and  do  not  contravene   (i)  the  Borrower's   articles  of incorporation or by-laws or (ii) any indenture, loan agreement or other similar agreement or instrument binding on the Borrower, except for such contraventions that will not have a Material Adverse Effect on either the Borrower individually or the Borrower and its Subsidiaries, taken as a whole.

(b)       No  authorization,  consent  or  approval  any  Governmental  Authority  is required for the valid execution, delivery and performance by the Borrower of this Agreement other than those the failure to obtain will not have a Material Adverse Effect on either the Borrower or the Borrower and its Subsidiaries, taken as a whole.

(c)        This Agreement constitutes a valid and binding agreement of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and equitable principles of general applicability.

(d)       The aggregate amount of the Commitments  under the Credit Agreement, including any increases pursuant to Section 2.17 thereof, does not exceed $325,000,000.

(e)       No Default, Event of Default or Material Adverse Effect has occurred and is continuing.

SECTION  5.  Expenses.   The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, negotiation, execution and delivery of this Agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

SECTION  6.   Effectiveness.   This Agreement shall  become effective  upon the receipt by the Agent of the following:

(a)        counterparts of, or telecopied signature pages of, this Agreement executed by the Borrower, the Agent and the Increasing Bank;

(b)       if requested by the Agent, a certified copy of the resolutions of the Board of Directors of the Borrower approving the increase in the Commitment in a form reasonably acceptable to the Agent; and

(c)        if requested by the Agent, a legal opinion from counsel to the Borrower in a form reasonably acceptable to the Agent.

SECTION  7.    Governing  Law.    This  Agreement  shall  be  governed  by,  and construed in accordance with, the laws of the State of Texas.

SECTION  8.   Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which may be delivered in original or facsimile form and when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized, as of the date first above written.

BORROWER:

KIRBY CORPORATION

By:	/s/ Renato Castro
Name:	Renato Castro
Title:	Treasurer

AGENT:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Robert L. Mendoza
Name:	Robert L. Mendoza
Title:	Senior Vice President

INCREASING BANK:

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Mark L. Wayne
Name:	Mark L. Wayne
Title:	Senior Vice President